Third Quarter 2026 Results November 4, 2026

© 2026 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters discussed in this presentation and other oral or written statements made by Lumen may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as “expects,” “anticipates,” “believes,” “plans,” “intends,” “estimates,” “projects,” “targets,” “will,” “may,” “could,” “should,” and similar expressions and include, but are not limited to, statements regarding our future financial and operational performance and outlook; revenue trends, growth opportunities and anticipated revenue inflection; cash flows, capital expenditures, taxes, interest expense, capital allocation priorities and leverage targets; our modernization, simplification, network expansion, and copper decommissioning initiatives and their anticipated cost savings, efficiencies, and proceeds; the expected timing, economics, funding, performance, and benefits of our Private Connectivity Fabric arrangements; the benefits, opportunities and expected impact of the Alkira acquisition and its integration; the development, capabilities, and adoption of our programmable network, Network-as-a-Service, cloud, security, artificial intelligence, and digital services offerings; the expected benefits of our strategic collaborations; customer demand and adoption trends; network traffic growth; and our other plans, objectives, expectations, and intentions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that are difficult to predict and many of which are beyond our control. These risks and uncertainties include those described in our U.S. Securities and Exchange Commission (“SEC”) filings, including, among others, changes in customer demand; competitive pressures; technological developments; the accuracy of estimates and projections regarding network traffic, customer adoption, cost savings and anticipated proceeds; our ability to develop, deploy, and scale new products, services, and network capabilities; cybersecurity incidents; the success of our strategic, modernization, network expansion, copper decommissioning, and product initiatives; customer migration, execution, regulatory, and market risks associated with copper decommissioning and monetization; fluctuations in copper prices; our ability to realize anticipated benefits, synergies, capabilities, and opportunities from acquisitions, including Alkira, and strategic collaborations; integration risks; economic, regulatory, and market conditions; capital market conditions; our ability to reduce indebtedness and achieve our target leverage; and those set forth in the Risk Factors section and under the heading “Special Note Regarding Forward-Looking Statements” in our latest Annual Report on Form 10-K, our subsequent Quarterly Reports on Form 10-Q, and our other filings with the SEC. Additional factors or risks that we currently deem immaterial, that are not presently known to us, or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. Lumen undertakes no, and expressly disclaims any, obligation to update these statements.

© 2026 Lumen Technologies. All Rights Reserved. 2 This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, as well as adjusted EBITDA, adjusted EBITDA margin, free cash flow and capital expenditures excluding the effects of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Non-GAAP financial measures are not presented to be replacements or alternatives to the measures prepared in accordance with accounting principles generally accepted in the United States (GAAP), and investors are urged to consider these non-GAAP financial measures in addition to, and not in substitution for, or superior to, financial measures prepared in accordance with GAAP. Lumen may calculate its non-GAAP financial measures differently from similarly titled measures presented by other companies. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliations of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP Financial Measures

© 2026 Lumen Technologies. All Rights Reserved. 3 KATE JOHNSON CEO

© 2026 Lumen Technologies. All Rights Reserved. 4 AI is Driving Network Traffic Growth >20% YTD total traffic growth on Lumen's global public internet backbone(1) +1000% AI traffic growth on Lumen's global public internet backbone from April – Today(1)(2) (1) Lumen's global public internet backbone includes network infrastructure that Lumen owns or of which it is an operator, but does not include private connectivity traffic. (2) AI traffic is observed network traffic that is destined for frontier AI models, AI infrastructure companies, and certain AI hubs and developer tools.

© 2026 Lumen Technologies. All Rights Reserved. 5 Strategic Momentum is Leading to Higher Quality & Sustainable Revenue +10% Y/Y Strategic Revenue Growth +30% Y/Y Strategic Sales 55% Of Total Business Revenue is Strategic Revenue +22% Q/Q Strategic Waves Sales Signed incremental $700M PCF YTD, over $13.5B in Cumulative PCF Deals Signed

© 2026 Lumen Technologies. All Rights Reserved. 6 Winning Recognition, Earning Trust NaaS Ecosystem Collaboration NaaS Service Provider of the Year: North America NaaS for Enterprise Implementation: Sports & Media NaaS for AI Vision: North America GNE Mplify 2026 NaaS Excellence Awards Frost Radar: Visionary Leader Network as a Service, 2026 2026 Frost & Sullivan Global Network as a Service Company of the Year

The Lumen Platform Provides Unique Advantage

Connected Ecosystem

Clouds | Carriers | Tech Marketplaces | SaaS providers | Customers

Programmable Network

Control Plane: North/South – East/West | On Demand | On-net/Off-net | Direct Cloud On-Ramps | Multi-Cloud Gateway

Lumen Connect | 1st Party Marketplace | Alkira

Physical Infrastructure

RapidRoutes | Metro Expansion & Enhancements | Data Center Interconnect | 58M Intercity Fiber Miles[1] ~19M Metro Fiber Miles[2]

[1] Projected YE 2031
[2] As of September 30, 2026

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© 2026 Lumen Technologies. All Rights Reserved. 8 Execution Speed & Scale Creating Value at Physical Layer 5X Increase in installs from AI companies in new Waves(1) 5 million Fiber miles deployed in 2026, funded by signed PCF deals, outpacing annual target (1) Calculated by comparing the number of applicable installations during the twelve months from November 2024 to October 2025, against the number of applicable installations during the twelve months from November 2025 to October 2026.

© 2026 Lumen Technologies. All Rights Reserved. 9 Strategic Growth: Customers Selecting the Lumen Platform

© 2026 Lumen Technologies. All Rights Reserved. 10 Customer Spotlight: VUMI Group The Challenge The Lumen Solution The Outcome Global private medical insurer modernizes security on the Lumen platform • Always-on, secure, scalable access for global healthcare operations • Legacy VPN architecture limited agility • Urgent need to support a data center exit • Single screen global management • Zero trust cloud networking and threat detection • Managed services and support • Stronger, audit-ready security with no added headcount • Legacy VPN replaced with cloud- delivered zero trust • Global expansion enabled virtually with no physical equipment needed • Connectivity solutions with Alkira & Lumen Intelligent Internet

© 2026 Lumen Technologies. All Rights Reserved. 11 NaaS Scale Unlocks Operating Leverage 20% of NaaS IOD ports carry more than one service NaaS Customers Customers that purchase and use one or more ports in the quarter Active Ports Fabric ports deployed by customers to support multi-cloud networking +38% Q/Q Active Services Number of active services across all fabric ports +35% Q/Q +24% Q/Q

© 2026 Lumen Technologies. All Rights Reserved. 12 Reimagining Internet Connectivity for the Programmable Era Dedicated Internet Access (DIA) Internet on Demand (IOD) Lumen Intelligent Internet Buy in minutes Scale up to 100 gigabits Manage directly on Lumen’s Programmable Network Before After >100k Installed Ports>$1B Revenue Base >25,000 Customers

© 2026 Lumen Technologies. All Rights Reserved. 13 Connected Ecosystem: Innovation & Commercial Reach Energy Aware — with Emerald AI With Emerald AI, our intelligent network will enable AI workloads to automatically move data to alternate locations based on power availability, cost and other factors. Deploying quantum-resistant security capabilities with Fortinet With Ohio State, innovating quantum connectivity infrastructure over long distances Quantum & Cyber Aware — with Fortinet and Ohio State Intelligent networks do more than move data; they should be risk-aware Commercial Reach — with Microsoft Together with Microsoft, we’re helping enterprises connect the data, applications, and infrastructure that power AI workloads, while expanding how customers can access and deploy Lumen capabilities through Azure.

© 2026 Lumen Technologies. All Rights Reserved. 14 CHRIS STANSBURY PRESIDENT & CFO

© 2026 Lumen Technologies. All Rights Reserved. 15 Total Business Revenue: Strategic vs. Legacy Total business revenue on glidepath to inflection driven by continued strategic revenue expansion $1.07B $1.28B 40% 41% 42% 44% 45% 45% 48% 49% 51% 53% 55% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Legacy Strategic Strategic as % of Total

© 2026 Lumen Technologies. All Rights Reserved. 16 ($ in millions) 3Q’26 Y/Y% Change Q/Q% Change Large Enterprise $810 3.6% 2.0% Mid-Market Enterprise $430 (7.3%) (1.1%) Public Sector $429 (9.9%) (12.4%) N.A. Enterprise $1,669 (3.1%) (2.9%) Wholesale $607 (7.3%) (7.0%) N.A. Total Business $2,276 (4.2%) (4.0%) International & Other $70 (11.4%) (2.8%) Total Business $2,346 (4.5%) (4.0%) Total Mass Markets (1) $369 (41.5%) 2.2% Total Revenue (1) $2,715 (12.1%) (3.2%) 3Q’26 Total Reported Revenue ($ in millions) 3Q’26 Y/Y% Change Q/Q% Change % Total Digital $56 - - - PCF $66 - - - Other Strategic $1,157 - - - Strategic $1,279 9.6% (0.8%) 55% Legacy $1,067 (17.2%) (7.6%) 45% Total Business $2,346 (4.5%) (4.0%) 100% (1) Third quarter 2026 was positively impacted by revenue of $27 million related to support payments received under the Federal Communications Commission's Connect America Fund ("CAF") Phase II program, which lapsed on December 31, 2021. The revenue had been deferred pending the resolution of program-related compliance review activities.

© 2026 Lumen Technologies. All Rights Reserved. 17 3Q’26 Adjusted EBITDA* excluding special items ($ in millions) 3Q’26 Y/Y% Change Total Revenue(3) $2,715 (12.1%) Adjusted EBITDA excl. Special Items* $715 (9.1%) Adjusted EBITDA* Margin excl. Special Items 26.3% 80 bps Adjusted EBITDA* $521 3Q’26 Special Items: (+) Net (gain) loss on sale of businesses ($4) (+) Transaction and separation costs(1) $64 (+) Modernization and simplification(2) $156 (+) Other ($22) Adjusted EBITDA* excl. Special Items $715 (1) Primarily reflects transaction and separation costs associated with (i) the Q1 2026 sale of our Mass Markets fiber-to-the-home business to AT&T, (ii) our acquisition of Alkira, Inc., and (iii) additional transaction and separation costs associated with supporting transition and separation services of our previous divestitures. (2) Includes costs incurred related to network infrastructure, product portfolio, IT systems, and workforce modernization designed to deliver $1 billion annualized in cost savings on a run-rate basis exiting 2027. (3) Third quarter 2026 was positively impacted by revenue of $27 million related to support payments received under the Federal Communications Commission's Connect America Fund ("CAF") Phase II program, which lapsed on December 31, 2021. The revenue had been deferred pending the resolution of program-related compliance review activities. *For definitions of non-GAAP financial measures and reconciliations to GAAP figures, see Lumen’s Investor Relations website. ($ in millions)

© 2026 Lumen Technologies. All Rights Reserved. 18 Consolidated Cash Flow Summary 1) Excluding Special Items impacting Capital Expenditures and Cash Flows. For definitions of non-GAAP financial measures and reconciliations to GAAP figures, see Lumen’s Investor Relations website. 2) Includes the impact of (i) $75 million in cash tax payments in Q3 2026 and (ii) $246 million in cash tax payments in Q2 2026 related to our divestiture completed on Feb. 2, 2026. ($ in millions) 3Q’26 YTD 3Q’26 Cash Flow from Operations $518 $2,812 Capital Expenditures(1) $796 $2,435 Free Cash Flow(1, 2) ($76) $1,007 Net Cash Interest $222 $546 Key Metrics

© 2026 Lumen Technologies. All Rights Reserved. 19 Strategic vs. Legacy Direct Margin Profile YTD 65% 80% 0% 20% 40% 60% 80% 100% >15 pt margin advantage Strategic Growth Delivering a Higher-Margin Business Mix $1.17B $1.28B 48% 55% 44% 50% 56% $1.10B $1.20B $1.30B 3Q25 3Q26 Share of Strategic Revenue Y/Y Strategic Strategic as % of Total Strategic Legacy ~100% 20% of IOD ports have N+1 today direct margin on N+1 services > ~

© 2026 Lumen Technologies. All Rights Reserved. 20 PCF Converts Existing Network Assets into Profitable Growth 3Q26 Cash Received $117M 3Q26 Revenue $66M 3Q26 Capex $269M Lumen's growth plan reflects only signed agreements, with additional agreements providing opportunities for further deleveraging and value creation PCF leverages underutilized assets already in the ground & is faster to deploy than new builds Customers fund the builds, Lumen actively manages exposure, and O&M include inflation escalators Inflation Protection PCF Upside Attractive Economics Signed PCF Deals >$13.5B Total +$700M YTD

© 2026 Lumen Technologies. All Rights Reserved. 21 A Resilient, More Durable Balance Sheet >80% Fixed Rate SOFR ~$2.4B 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% >80% of debt is fixed rate $6M estimated annual interest expense increase per 25-basis point rate increase 3.0-3.5x Multi-year target leverage Reduced exposure to interest rate changes Immaterial to operating results On track to achieving leverage target

Copper Decommissioning Creates Value Beyond Proceeds

~$1-1.5B

estimated pre-tax net copper proceeds over the next 5 years for total footprint[1]

Iowa, Florida, Nevada, and Utah represent 25% of total footprint

Copper Monetization
Captures value from recovered legacy copper

Reduced Capex Intensity
Lowers ongoing investment requirements for legacy infrastructure

Network Simplification
Accelerates the shift away from legacy architecture

Capital Reinvestment
Redirects capital toward higher-return strategic opportunities

Dependencies

- Regulatory Requirements
- Customer Migration
- Recovery Costs
- Market Conditions

(1) Estimated using prevailing current spot rates for copper.

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© 2026 Lumen Technologies. All Rights Reserved. 23 2026 Financial Outlook Unchanged Metric(1)(2)(3)(4) Outlook Adjusted EBITDA $3.1 to $3.3 billion Free Cash Flow $1.9 to $2.1 billion Net Cash Interest $650 million to $750 million Capital Expenditures $3.2 to $3.4 billion Cash Income Taxes (refund) ($350) to ($450) million (1) For definitions of non-GAAP financial measures and certain reconciliations to GAAP figures, see Lumen’s Investor Relations website. (2) Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items or future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of November 4, 2026. See “Forward Looking Statements” at the beginning of this presentation. (3) Reflects a $420 million refund, including interest, from recent tax legislation. Excludes the taxes related to the Mass Markets FTTH divestiture. (4) Free Cash Flow guidance for 2026 includes $729 million of proceeds from the Mass Markets Fiber-to-the-Home divestiture classified as cash flow from operations. Free Cash Flow for the first quarter of 2026 as reported included this $729 million. The cash proceeds from the divestiture were primarily used to pay down debt in the first quarter of 2026.

© 2025 Lumen Technologies. All Rights Reserved. 24